UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (December 1, 2009) February 3, 2010

STEM CELL THERAPY

INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-51931	88-0374180
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13406 Racetrack Road #233, Tampa, FL 33626

(Address of principal executive offices – zip code)

(813) 283-2556

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

On January 26, 2010, Stem Cell Therapy International, Inc., a Nevada corporation (“SCII”), acquired 90% interest in Histostem Co., Ltd., a Korean Company (“Histostem”) pursuant to the terms of the Reorganization and Stock Purchase Agreement (the “Agreement”) between SCII and Histostem as amended and restated on September 23, 2009. In accordance with the terms of the Amendment, SCII and Histostem issued and delivered shares reflecting the acquisition of Histostem by SCII.

SCII had previously reported closing of the acquisition of Histostem subject to the terms of Amendment No. 2 to the Agreement dated June 19, 2008; however, the terms were not satisfied and the Agreement was further amended and restated on September 23, 2009.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT

As a result of the acquisition of Histostem, the shareholders of Histostem acquired a majority equity interest in SCII.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 1, 2009, SCII filed a Certificate of Amendment with the State of Nevada effecting a name change of the Company to Amstem Corporation and increasing the authorized capital of the corporation to five hundred million (500,000,000) shares of common stock, par value $0.001.

ITEM 7.01	REGULATION FD DISCLOSURE

Stem Cell Therapy International Inc. (SCII, or “the Company”), announced February 1, 2010 announced that it has completed its merger with Histostem Ltd. of South Korea (“Histostem”), forming one of the first fully merged Pacific Rim stem cell companies and cord blood repositories with a U.S. entity. A copy of the release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10.1	Restated Reorganization and Stock Purchase Agreement between Stem Cell Therapy International, Inc., and Histostem Co., Ltd., incorporated herein by reference to the Current Report on Form 8-K filed September 25, 2009.

99.1	Press release dated February 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM CELL THERAPY INTERNATIONAL, INC.

By:	/S/ ANDREW J. NORSTRUD
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: February 3, 2010